UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Section 8 - Other Events

Item 8.01 Other Events

On March 11, 2008, PPL Energy Supply, LLC (“PPL Energy Supply” or the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclay’s Capital Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as representatives of the several underwriters, (the “Underwriters”), relating to the offering and sale by PPL Energy Supply of $400,000,000 of 6.50% Senior Notes due 2018 (the “Notes”). The Notes were issued on March 14, 2008, under PPL Energy Supply’s Indenture, dated as of October 1, 2001, to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as trustee (the “Indenture”), as supplemented by Supplemental Indenture No. 9 dated as of March 1, 2008.  The maturity date of the Notes is May 1, 2018.  The Notes may be redeemed at the Company’s option, in whole at any time or in part from time to time, at the redemption prices set forth in the prospectus supplement.  A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report.  The Indenture, Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a), 4(b) and 4(c), respectively.

The Bonds were offered and sold under PPL Energy Supply’s joint Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-132574-03), as amended by Post-Effective Amendment No.1 thereto. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering. PPL Energy Supply does not intend to list the Bonds on any securities exchange.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1(a)
Underwriting Agreement, dated March 11, 2008, among PPL Energy Supply, LLC and Barclay’s Capital Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as representatives of the several underwriters.

4 (a)
Indenture, dated as of October 1, 2001, of PPL Energy Supply, LLC to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4.1 to PPL Energy Supply’s Form S-4 Registration Statement (Registration No. 333-74794).

4 (b)
Supplemental Indenture No. 9, dated as of March 1, 2008, of PPL Energy Supply, LLC to The Bank of New York (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee.

	4 (c)	Officer’s Certificate, dated March 14, 2008, pursuant to Section 301 of the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel
James E. Abel Vice President and Treasurer

Dated:  March 14, 2008